SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 29, 1997

TRUST CREATED BY BLOCK MORTGAGE FINANCE, INC. (under a Pooling and Servicing Agreement dated as of July 1, 1997, which Trust is the Issuer of Block Mortgage Finance Asset Backed Certificates, Series 1997-2)
_______________________________________________________________________________
(Exact name of registrant as specified in its charter)


                                    New York
_______________________________________________________________________________
                 (State or other jurisdiction of incorporation)


333-14041                                                    Applied For
_______________________________________________________________________________
(Commission File Number)                     (IRS Employer Identification No.)

3 Park Plaza, 16th Floor, Irvine, California
Attention:  Block Mortgage Finance
            Asset Backed Certificates, Series 1997-2                92614
_______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:   714-253-7575


                                 Not applicable
_______________________________________________________________________________
         (Former name or former address, if changed since last report)

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

Exhibit 1      Underwriting Agreement Relating to Block Mortgage
               Finance Asset Backed Certificates, Series 1997-2

Exhibit 4      Pooling and Servicing Agreement Relating to Block
               Mortgage Finance Asset Backed Certificates,
               Series 1997-2



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Exhibit 99.1   Certificate  Guaranty Insurance Policy,  Policy Number 24481,
               Relating to Block Mortgage Finance Asset Backed Certificates, Series 1997-1, Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates

Exhibit 99.2 Certificate Guaranty Insurance Policy, Policy Number 24482, Relating to Block Mortgage Finance Asset Backed Certificates, Series 1997-1, Class A-6 Certificates




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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   BLOCK MORTGAGE FINANCE, INC.


                                   By:    /s/ Bret G. Wilson
                                        ________________________________
                                        Name:  Bret G. Wilson
                                        Title: President



Date: August 13, 1997








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                                  EXHIBIT INDEX



     Exhibit No.                    Description

         1                          Underwriting Agreement
                                    Relating to Block
                                    Mortgage Finance Asset
                                    Backed Certificates,
                                    Series 1997-2

         4                          Pooling and Servicing
                                    Agreement Relating to
                                    Block Mortgage Finance
                                    Asset Backed
                                    Certificates, Series
                                    1997-2

         99.1                       Certificate Guaranty
                                    Insurance Policy,
                                    Policy Number 24481,
                                    Relating to Block
                                    Mortgage Finance Asset
                                    Backed Certificates,
                                    Series 1997-2, Class
                                    A-1, Class A-2, Class
                                    A-3, Class A-4 and
                                    Class A-5 Certificates

         99.2                       Certificate Guaranty
                                    Insurance Policy,
                                    Policy Number 24482,
                                    Relating to Block
                                    Mortgage Finance Asset
                                    Backed Certificates,
                                    Series 1997-2, Class
                                    A-6 Certificates






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